UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2013

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2000 M-63 North, Benton Harbor, Michigan		49022-2692
(Address of Principal Executive Offices)		(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Contract

On February 22, 2013, Whirlpool Corporation (the “Company”) priced an offering of (1) $250,000,000 aggregate principal amount of 3.700% Notes due 2023 (the “2023 Notes”) and (2) $250,000,000 aggregate principal amount of 5.150% Notes due 2043 (the “2043 Notes,” together with the 2023 Notes, the “Notes”). In connection with the offering of the Notes, the Company entered into a Selling Agency Agreement and Terms Agreement with BNP Paribas Securities Corp. and Citigroup Global Markets Inc., as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed severally to purchase, subject to and upon terms and conditions set forth therein, the Notes. The offering of the Notes closed on February 27, 2013.

The Notes were issued under an indenture dated as of March 20, 2000, between the Company and U.S. Bank National Association (successor to Citibank, N.A.), as trustee, as supplemented by an officers’ certificate establishing the terms and providing for the issuance of the Notes.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-181339) filed with the Securities and Exchange Commission (the “Commission”) on May 11, 2012. On February 25, 2013, the Company filed a final pricing supplement with the Commission relating to the Notes.

Item 2.03. Creation of a Direct Financial Obligation of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document

1.1	Selling Agency Agreement, dated February 22, 2013, by and among Whirlpool Corporation and BNP Paribas Securities Corp. and Citigroup Global Markets Inc., as representatives of the several underwriters listed therein.

1.2	Terms Agreement, dated February 22, 2013, by and among Whirlpool Corporation and BNP Paribas Securities Corp. and Citigroup Global Markets Inc., as representatives of the several underwriters listed therein.

4.1	Certificate of Designated Officers of Whirlpool Corporation, dated February 27, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

February 27, 2013	By:	/S/ LARRY M. VENTURELLI
Name: Larry M. Venturelli
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

1.1	Selling Agency Agreement, dated February 22, 2013, by and among Whirlpool Corporation and BNP Paribas Securities Corp. and Citigroup Global Markets Inc., as representatives of the several underwriters listed therein.

1.2	Terms Agreement, dated February 22, 2013, by and among Whirlpool Corporation and BNP Paribas Securities Corp. and Citigroup Global Markets Inc., as representatives of the several underwriters listed therein.

4.1	Certificate of Designated Officers of Whirlpool Corporation, dated February 27, 2013.